SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported) December 30, 2002

                              General Devices, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of Incorporation)

         0-3125                                         21-0661726
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(Commission File Number)                  (IRS Employer Identification Number)

           376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921
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               (Address of Principal Executive Offices, Zip Code)

                                  908-234-0300
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              (Registrant's Telephone Number, including area code)

                                 Not Applicable
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        (Former name of former addresses, if changed since last report)

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Item 5.  Other Events

     On December 30, 2002, the Board of Directors of General Devices, Inc. ( the "Company") approved the sale of the Company's interest in an oil well in eastern Montana for $146,560 in cash to Lyco Energy Corporation, of Dallas, the operator of the well. The Company will record a loss of approximately $6,000 on the sale. A copy of the press release describing the transaction is attached hereto as
Exhibit 99 and incorporated herein in its entirety by this reference.



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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                General Devices, Inc.


January 3, 2003                             /s/ John W. Galuchie, Jr.
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                                                John W. Galuchie, Jr.
                                                Chairman